                                       Semiannual Report, September 30, 2000
                                               AMERICAN GAS INDEX FUND, INC.

                              4922 Fairmont Avenue, Bethesda, Maryland 20814

                                             (800) 343-3355   (301) 657-1500
--------------------------------------------------------------------------------



Dear Shareholder:                                               November 6, 2000



  The American Gas Index Fund experienced a robust total return of 30.29% for the six months ended September 30, 2000. The Fund's net asset value (NAV) reached an all time high of $21.99 per share on September 15 and ended the quarter at $21.77. The six-month dividend distribution totaled 25.80 cents per share. The vast majority of the Fund's holdings (87%), including nine of the ten largest holdings, increased in value. The healthy total return of the Fund lagged behind the surging Dow Jones Utility Average as several depressed electric utility stocks rebounded strongly during this reporting period.

  The impressive positive performance of gas
energy stocks in contrast to the weakness in
the general equity markets is attributed to
factors internal to the gas industry and a
major shift in the outlook of the investment
community.
                              Top Five Performers
          -------------------------------------------------------
                (Price Change: Six Months Ended Sept. 30, 2000)
          PPL Corporation                              99.40%
          Reliant Energy, Inc.                         98.40%
          Energen Corp.                                86.67%
          Entergy Corp.                                84.52%
          Dynegy, Inc.                                 81.67%
                            Bottom Five Performers
          -------------------------------------------------------
                (Price Change: Six Months Ended Sept. 30, 2000)
          Montana Power Co.                           -47.85%
          Avista Corp.                                -44.79%
          Citizens Communications Co.                 -17.94%
          Unitil Corp.                                -11.63%
          New Jersey Resources Corp.                   -4.97%

  Natural gas is positioned to be the
primary energy source utilized to produce the increase in electric power required by the computer-based economy. In addition, growing gas demand is forecasted for commercial and residential applications. It is estimated that, in 1999, over 90% of reported planned new electric generating capacity is gas fueled. To ensure the necessary gas supply, domestic gas rigs in operation are at an all time record high.
Canadian producers are stepping up
investment and activities. Even long dormant schemes to utilize Alaska's huge gas reserves are being revived. The mothballed liquefied natural gas (LNG) facilities are being activated. Environmental and economic considerations have resulted in 65% of the transit agencies in the U.S. operating gas-


                        Total Return Comparison
                (Six Months Ended September 30, 2000)

                         [GRAPH APPEARS HERE]

           American Gas Index Fund                  30.29
           Dow Jones Utilities                      38.97

The average annual total return was 37.87% for the one-year period, 18.94% for the five-year period, and 13.28% for the ten-year period ended September 30, 2000. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and your may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

fueled busses. Some agencies, including those in several of the largest urban centers, have announced that only natural gas powered buses will be ordered in the future.

  The shift in investor sentiment was characterized by a noted industry observer as "the flight to safety from NASDAQ." Institutions and individuals are pursuing companies with good cash flow and "real" profits. The recent stock market volatility is expected to continue. The performance of the Fund during the past several months is an indication of the attractive aspects of long term investing in a diversified portfolio of gas energy companies.

  Please contact us directly if you have questions about the Fund. Your continued interest in and support of the Fund is appreciated.

Sincerely,

/s/ Richard J. Garvey
Richard J. Garvey
Chairman of the Board

-------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
September 30, 2000
(unaudited)

                                                            Value     Percent of
                                                 Shares    (Note 1)   Net Assets
                                                 ------- ------------ ----------
COMMON STOCKS
 Duke Energy Corp............................... 180,000 $ 15,435,000    5.44%
 The Williams Companies, Inc.................... 335,000   14,153,750    4.99
 The Coastal Corp............................... 190,000   14,083,750    4.96
 Enron Corp..................................... 160,000   14,020,000    4.94
 El Paso Energy Corp............................ 225,000   13,865,625    4.88
 Columbia Energy Group.......................... 192,800   13,688,800    4.82
 KeySpan Energy Corp............................ 311,400   12,494,925    4.40
 Reliant Energy, Inc............................ 260,000   12,090,000    4.26
 PG&E Corp...................................... 425,000   10,279,687    3.62
 Dominion Resources, Inc........................ 175,000   10,160,937    3.58
 Public Service Enterprise Group, Inc........... 221,500    9,898,281    3.49
 Dynegy, Inc.................................... 150,000    8,550,000    3.01
 Xcel Energy, Inc............................... 270,000    7,425,000    2.62
 PECO Energy Co................................. 100,000    6,056,250    2.13
 NICOR, Inc..................................... 165,000    5,970,937    2.10
 National Fuel Gas Co........................... 100,000    5,606,250    1.98
 Questar Corp................................... 185,000    5,145,313    1.81
 Eastern Enterprises............................  75,000    4,785,938    1.69
 MCN Energy Group, Inc.......................... 185,000    4,740,625    1.67
 Washington Gas Light Co........................ 175,000    4,703,125    1.66
 Peoples Energy Corp............................ 140,000    4,672,500    1.65
 AGL Resources, Inc............................. 210,000    4,213,125    1.48
 CMS Energy Corp................................ 150,000    4,040,625    1.42
 Equitable Resources, Inc.......................  60,000    3,802,500    1.34
 Consolidated Edison, Inc....................... 110,000    3,753,750    1.32
 Piedmont Natural Gas Co., Inc.................. 120,000    3,675,000    1.29
 Southern Union Co.............................. 185,000    3,665,313    1.29
 ONEOK, Inc.....................................  90,000    3,577,500    1.26
 NiSource, Inc.................................. 140,000    3,412,500    1.20
 Constellation Energy Group, Inc................  55,000    2,736,250    0.96
 Southwest Gas Corp............................. 130,000    2,721,875    0.96
 New Jersey Resources Corp......................  60,000    2,437,500    0.86
 Atmos Energy Corp.............................. 110,000    2,268,750    0.80
 Vectren Corporation............................ 110,000    2,234,375    0.79
 Northwest Natural Gas Company..................  90,000    2,047,500    0.72
 Energy East Corporation........................  90,000    2,036,250    0.72


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS (continued)
September 30, 2000
(unaudited)

                                                            Value     Percent of
                                                 Shares    (Note 1)   Net Assets
                                                 ------- ------------ ----------
COMMON STOCKS (continued)
 The Montana Power Co...........................  60,000 $  2,002,500    0.71%
 UtiliCorp United, Inc..........................  75,000    1,940,625    0.68
 MDU Resources Group, Inc.......................  60,000    1,785,000    0.63
 OGE Energy Corp................................  80,000    1,705,000    0.60
 Wisconsin Energy Corp..........................  85,000    1,694,688    0.60
 Niagara Mohawk Holdings, Inc.*................. 100,000    1,575,000    0.56
 Citizens Communications Company*............... 115,000    1,545,313    0.54
 Laclede Gas Co.................................  70,000    1,513,750    0.53
 Cinergy Corp...................................  45,000    1,487,813    0.52
 Energen Corp...................................  50,000    1,487,500    0.52
 Texas Utilities Co.............................  35,000    1,386,875    0.49
 DPL, Inc.......................................  40,000    1,190,000    0.42
 South Jersey Industries, Inc...................  40,000    1,167,500    0.41
 TECO Energy, Inc...............................  40,000    1,150,000    0.41
 Northeast Utilities............................  50,000    1,084,375    0.38
 NUI Corp.......................................  35,000    1,056,562    0.37
 CTG Resources, Inc.............................  25,000    1,025,000    0.36
 Carolina Power & Light Co......................  20,000      833,750    0.29
 SEMCO Energy, Inc..............................  47,500      730,313    0.26
 Providence Energy Corp.........................  17,000      721,437    0.25
 NSTAR..........................................  17,850      718,462    0.25
 PPL Corp. .....................................  15,000      626,250    0.22
 UGI Corp.......................................  25,000      606,250    0.21
 Public Service Co. of New Mexico...............  22,500      582,187    0.21
 RGS Energy Group, Inc..........................  20,000      563,750    0.20
 Avista Corp....................................  25,000      562,500    0.20
 EnergyNorth, Inc...............................   9,000      546,188    0.19
 WPS Resources Corp.............................  12,500      409,375    0.14
 Connectiv, Inc.................................  20,000      357,500    0.13
 EnergySouth, Inc...............................  16,000      320,000    0.11
 CH Energy Group, Inc...........................   6,500      259,187    0.09
 Fall River Gas Co..............................  10,000      245,000    0.09
 Southwestern Energy Resources..................  27,100      237,125    0.08
 Madison Gas & Electric Co......................  10,000      227,500    0.08
 Allegheny Energy, Inc..........................   5,000      190,938    0.07
 Entergy Corp...................................   5,000      186,250    0.07


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


STATEMENT OF NET ASSETS (continued)
September 30, 2000
(unaudited)

                                                           Value     Percent of
                                                Shares    (Note 1)   Net Assets
                                                -------------------------------
COMMON STOCKS (continued)
 Chesapeake Utilities Corp.....................  10,000 $    181,250     0.06%
 Sierra Pacific Resources......................  10,000      180,000     0.06
 Delta Natural Gas Co., Inc....................  10,000      175,000     0.06
 RGC Resources, Inc............................   7,500      143,906     0.05
 Energy West, Inc..............................   7,500       65,625     0.02
 Virginia Gas Co...............................  15,000       56,250     0.02
 ALLETE........................................   2,000       44,250     0.02
 Unitil Corp...................................   1,000       26,125     0.01
                                                        ------------   ------
Total Common Stocks (Cost $150,231,240)................  279,043,375    98.28
                                                        ------------   ------
REPURCHASE AGREEMENT
 With PaineWebber dated 9/29/00 at 6.4% to be
 repurchased at $3,310,668 on 10/2/00, collateralized
 by $3,357,340 in U.S. Treasury Notes, due 12/31/00
 (Cost $3,308,903).....................................    3,308,903     1.17
                                                        ------------   ------
Total Investments (Cost $153,540,143)..................  282,352,278    99.45
Other Assets less Liabilities..........................    1,571,719     0.55
                                                        ------------   ------
Net Assets............................................. $283,923,997   100.00%
                                                        ============   ======
Net Asset Value Per Share (Based on 13,040,033 Shares
 Outstanding)..........................................       $21.77
                                                        ============
Net Assets Consist of:
 Paid-in-Capital....................................... $136,567,262
 Accumulated Undistributed Net Investment Income.......       46,327
 Accumulated Undistributed Net Realized Gain on
  Investments..........................................   18,498,273
 Net Unrealized Appreciation of Investments............  128,812,135
                                                        ------------
 Net Assets............................................ $283,923,997
                                                        ============

Income Tax Information:
At September 30, 2000, the cost of the investment securities for Federal income tax purposes was $153,540,143. Net unrealized appreciation was $128,812,135 of which $131,255,009 related to appreciated investment securities and $2,442,874 related to depreciated investment securities.

Other Information:
For the six months ended September 30, 2000, purchases of securities, excluding short-term securities, were $54,931,057 and sales (including maturities) of securities were $20,722,043.

*Non-income producing security
                      See Notes to Financial Statements.


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                                       5

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
(unaudited)

Investment Income
 Dividends......................................................... $ 3,775,168
 Interest..........................................................     427,172
                                                                    -----------
  Total Investment Income..........................................   4,202,340
                                                                    -----------
Expenses
 Investment Advisory Fee (Note 2)..................................     461,352
 Accounting and Administrative Service Fee (Note 2)................     403,787
 Administrative Fee (Note 2).......................................     115,338
                                                                    -----------
  Total Expenses...................................................     980,477
                                                                    -----------
Net Investment Income..............................................   3,221,863
                                                                    -----------
Net Realized Gain on Investment Transactions.......................   8,262,280
Change in Net Unrealized Appreciation of Investments...............  50,327,285
                                                                    -----------
Net Gain on Investments............................................  58,589,565
                                                                    -----------
Net Increase in Net Assets Resulting from Operations............... $61,811,428
                                                                    ===========

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              For the Six Months
                                                    Ended         For the Year
                                              September 30, 2000     Ended
                                                 (unaudited)     March 31, 2000
                                              ------------------ --------------
Increase (Decrease) in Net Assets
Operations
 Net Investment Income.......................    $  3,221,863     $  5,987,825
 Net Realized Gain on Investment
  Transactions...............................       8,262,280       21,478,664
 Change in Net Unrealized Appreciation of
  Investments................................      50,327,285        4,480,162
                                                 ------------     ------------
  Net Increase in Net Assets Resulting from
   Operations................................      61,811,428       31,946,651
                                                 ------------     ------------
Distributions to Shareholders
 From Net Investment Income..................      (3,177,221)      (6,063,198)
 From Net Realized Gain on Investments.......             --       (15,748,857)
                                                 ------------     ------------
  Total Distributions to Shareholders........      (3,177,221)     (21,812,055)
                                                 ------------     ------------
Share Transactions
 Net Proceeds from Sales of Shares...........      97,967,656       26,860,337
 Reinvestment of Distributions...............       2,965,462       20,383,792
 Cost of Shares Redeemed.....................     (70,136,759)     (63,202,104)
                                                 ------------     ------------
  Net Increase (Decrease) in Net Assets
   Resulting from Share Transactions.........      30,796,359      (15,957,975)
                                                 ------------     ------------
  Total Increase (Decrease) in Net Assets....      89,430,566       (5,823,379)
Net Assets--Beginning of Period..............     194,493,431      200,316,810
                                                 ------------     ------------
Net Assets--End of Period....................    $283,923,997     $194,493,431
                                                 ============     ============
Shares
 Sold........................................       4,977,585        1,524,570
 Issued in Reinvestment of Distributions.....         150,868        1,297,020
 Redeemed....................................      (3,576,294)      (3,639,623)
                                                 ------------     ------------
  Net Increase (Decrease) in Shares..........       1,552,159         (818,033)
                                                 ============     ============

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                          For the Six
                          Months Ended
                           September          For the Years Ended March 31,
                            30, 2000   ------------------------------------------------
                          (unaudited)    2000      1999      1998      1997      1996
                          ------------ --------  --------  --------  --------  --------
Per Share Operating
 Performance:
 Net Asset Value--
  Beginning of Period...    $  16.93   $  16.28  $  18.59  $  14.84  $  13.25  $  11.13
                            --------   --------  --------  --------  --------  --------
 Income from Investment
  Operations:
  Net Investment Income.        0.26       0.52      0.51      0.47      0.45      0.45
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investments..........        4.84       2.07     (1.63)     3.87      1.60      2.13
                            --------   --------  --------  --------  --------  --------
   Total from Investment
    Operations..........        5.10       2.59     (1.12)     4.34      2.05      2.58
                            --------   --------  --------  --------  --------  --------
 Distributions to
  Shareholders:
  From Net Investment
   Income...............       (0.26)     (0.52)    (0.51)    (0.47)    (0.46)    (0.46)
  From Net Realized
   Gain.................         --       (1.42)    (0.68)    (0.12)      --        --
                            --------   --------  --------  --------  --------  --------
   Total Distributions..       (0.26)     (1.94)    (1.19)    (0.59)    (0.46)    (0.46)
                            --------   --------  --------  --------  --------  --------
 Net Increase (Decrease)
  in Net Asset Value....        4.84       0.65     (2.31)     3.75      1.59      2.12
                            --------   --------  --------  --------  --------  --------
 Net Asset Value--End of
  Period................    $  21.77   $  16.93  $  16.28  $  18.59  $  14.84  $  13.25
                            ========   ========  ========  ========  ========  ========
Total Investment Return.      30.29%A    17.18%   (6.35)%    29.62%    15.60%    23.46%
Ratios to Average Net
 Assets:
 Expenses...............       0.85%B     0.85%     0.85%     0.85%     0.85%     0.85%
 Net Investment Income..       2.78%B     2.95%     2.84%     2.83%     3.06%     3.71%
Supplementary Data:
 Portfolio Turnover
  Rate..................          9%        16%       10%       13%        8%       10%
 Net Assets at End of
  Period (in thousands).    $283,924   $194,493  $200,317  $244,368  $213,058  $204,000
 Number of Shares
  Outstanding at End of
  Period (in thousands).      13,040     11,488    12,306    13,148    14,353    15,391

---------------------
A Total returns for periods of less than one year are not annualized.
B Annualized
                       See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

 American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

  (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from security transactions are computed on an identified cost basis.

  (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

 Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

 On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman, Billings, Ramsey Group, Inc. (the "Transaction"). The Transaction is subject to various regulatory approvals including the approval of a new investment advisory contract by the Fund's shareholders (see Note 3).

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                                       9

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2000
(unaudited)


 The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. SPECIAL MEETING OF SHAREHOLDERS

 A special meeting of shareholders of the Fund was held on June 1, 2000 (the "Meeting"). The Meeting was held to (1) elect the Board of Trustees of the Fund; (2) approve a new investment advisory contract which would take effect upon consummation of the Transaction; (3) ratify the selection of independent auditors; and (4) transact such other business as may properly come before the Meeting. At record date, March 17, 2000, 11,535,140.678 shares were outstanding of which 7,635,476 shares were represented at the Meeting. Each matter received the required number of affirmative votes for ratification. Below details the votes recorded with respect to the stated matters.

 (1) Election of Board

                                  Withhold
                           For    Authority
                        --------- ---------
    Richard J. Garvey   7,372,422  263,054
    Bette Clemens       7,360,851  274,625
    Louis T. Donatelli  7,377,013  258,463
    Bruce R. Ellis      7,346,562  288,914
    Jeffrey R. Ellis    7,350,136  285,340
    F. David Fowler     7,354,880  280,586
    Patrick F. Noonan   7,368,569  266,907
    David N. Parker     7,363,697  271,779
    Eugene A. Tracy     7,372,030  263,446
    Michael A. Willner  7,358,236  277,240

  (2) New investment advisory contract with Money Management Associates, L.P.

          For                           Against                                             Abstain
          ---                           -------                                             -------
       7,040,391                        232,482                                             362,603

  (3) Appointment of Deloitte & Touche LLP as independent auditors

          For                           Against                                             Abstain
          ---                           -------                                             -------
       7,290,413                        76,018                                              269,045

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                                      10

                                                 ---------------------
                                                  Semiannual Report
                                                 ---------------------


                                                  September 30, 2000